UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2025
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CONCENTRA GROUP HOLDINGS PARENT, INC.

(Exact Name of Registrant as Specified in Its Charter)
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001-42188
(Commission File Number)

Delaware	30-1006613
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5080 Spectrum Drive, Suite 1200W
Addison, TX, 75001
(Address of principal executive offices) (Zip code)

(972) 364-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On March 3, 2025, Concentra Group Holdings Parent, Inc. (the “Company”) and Concentra Health Services, Inc. (“CHS”) entered into Amendment No. 1 (the “Credit Agreement Amendment”) to that certain Credit Agreement, dated July 26, 2024, by and among the Company, CHS, the lenders and issuing banks party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (as amended, modified and supplemented from time to time, the “Credit Agreement”). Among other things, the Credit Agreement Amendment: (i) established a new incremental term loan under the Credit Agreement in the aggregate principal amount of $102,125,000, (ii) provided for an incremental revolving commitment in an aggregate principal amount of $50.0 million and (iii) made certain other amendments to the Credit Agreement. The Credit Agreement Amendment also modified the interest rate applicable to loans under the Credit Agreement. The term loan interest rate has been reduced from term Secured Overnight Financing Rate (“Term SOFR”) plus 2.25% down to Term SOFR plus 2.00%, subject to a leverage-based pricing grid including a 25-basis point step down at a net leverage ratio of <3.25x. The interest rate for the revolving credit facility has been reduced from Term SOFR plus 2.50% to Term SOFR plus 2.00%, subject to a leverage-based pricing grid.

The foregoing summary of the Credit Agreement Amendment and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Credit Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Effective March 1, 2025, CHS consummated the previously announced acquisition of U.S. Occmed Holdings, LLC d/b/a Nova Medical Centers (“Nova Medical Centers”), pursuant to the terms of an equity purchase agreement, dated January 22, 2025 (the “Purchase Agreement”), by and among CHS, Nova Medical Centers, U. Rohde 2020 Trust, u/t/a dated December 18, 2020 (“U-Rohde”), the G. Rohde 2020 Trust, u/t/a dated December 18, 2020 (“G-Rohde”), the J. Rohde 2020 Trust, u/t/a dated December 18, 2020 (“J-Rohde”), the Rohde 2020 Trust, u/t/a dated December 18, 2020 (“M-Rohde”), Occmed Services, LLC (“Nova Medical Centers,” and collectively with U-Rohde, G-Rohde, J-Rohde, M-Rohde, the “Sellers”) and Shelton Frey (the “Sellers’ Representative”). Pursuant to the terms of the Purchase Agreement, CHS acquired all of the outstanding membership interests of Nova Medical Centers from the Sellers and paid a purchase price of $265 million, subject to certain customary adjustments in accordance with the terms set forth in the Purchase Agreement. CHS financed the transaction using a combination of cash on hand, $50.0 million of available borrowing capacity under its existing revolving credit facility and $102,125,000 of new debt financing under the Credit Agreement. Nova Medical Centers operates 67 medical centers across five states providing occupational health services.

Effective March 1, 2025, CHS, the Sellers and the Sellers Representative entered into the first amendment to the equity purchase agreement (the “Purchase Agreement Amendment”). The Purchase Agreement provides, among other changes, that (a) the Seller’s Representative Holdback Amount is increased by $350,000 to $550,000, (b) the Special Indemnity Escrow Amount is increased by $300,000 to $2,800,000, and (c) the aggregate amount for which Sellers may be liable with respect to any Special Indemnified Matter is increased by $300,000 to $2,800,000, which limitation does not apply to certain specified matters, The foregoing summary of the Purchase Agreement Amendment is hereby incorporated by reference into Item 1.01 above.
Item 2.02. Results of Operations and Financial Condition.
On March 3, 2025, the Company issued a press release announcing its financial results for its fourth quarter and fiscal year ended December 31, 2024 and the consummation of the previously announced acquisition of all of the issued and outstanding equity interests of Nova Medical Centers by CHS pursuant to the terms of the Purchase Agreement (the “Press Release”). A copy of the Press Release and the attached financial schedules are attached as Exhibit 99.1 to this report and incorporated herein by reference.

Attached as Exhibit 99.2 is a presentation published by the Company on March 3, 2025 in connection with its Press Release announcing its financial results for its fourth quarter and year ended December 31, 2024.

The information in this report (including Exhibit 99.1 and 99.2) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure required by this item is included in Item 1.01 above and incorporated by reference herein.
Item 8.01. Other Events.
Dividend Declaration
On February 28, 2025, the Company’s board of directors declared a cash dividend of $0.0625 per share. The dividend will be payable on or about April 1, 2025 to stockholders of record as of the close of business on March 18, 2025.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1
Amendment No. 1, dated March 3, 2025, to the Credit Agreement, dated July 26, 2024, by and among Concentra Group Holdings Parent, Inc., Concentra Health Services, Inc., the lenders and issuing banks party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

99.1	Press Release, dated March 3, 2025, announcing financial results for the fourth quarter and year ended December 31, 2024.
99.2	Concentra Group Holdings Parent, Inc. Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA GROUP HOLDINGS PARENT, INC.

Date: March 3, 2025	By:	/s/ Timothy Ryan
Timothy Ryan
Executive Vice President and Chief Legal Counsel